SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February
25, 1997

TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC. (under a
Pooling and Servicing Agreement dated as of December 31,
1996, which Trust is the Issuer of Block  Mortgage Finance
Asset Backed Certificates, Series 1997-1)

             (Exact name of registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)



333-14041                                                  Applied For
(Commission File Number)                  (IRS Employer Identification No.)

3 Park Plaza, Irvine, California
Attention:  Block Mortgage Finance
            Asset Backed Certificates, Series 1997-1               92614
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 714-253-7575


                                 Not applicable
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

             Attached hereto is a copy of the Statement to Certificateholders with respect to the February, 1997, distribution to Certificateholders, as provided to the Certificateholders by the Trustee.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


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Exhibit 99.1  Statement to Certificateholders Relating to February, 1997,
              Distributions to Holders of Block Mortgage Finance Asset Backed Certificates, Series 1997-1




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      BLOCK FINANCIAL CORPORATION, not in its individual capacity, but solely as duly authorized agent of the Registrant pursuant to Section 8.17(C) of the Pooling and Servicing Agreement, dated as of December 31, 1997



                      By: /s/ Bret G. Wilson
                          Name: Bret G. Wilson
                          Title:  Vice President, Mortgage Operations




Date: March 12, 1997








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                                  EXHIBIT INDEX



     Exhibit No.                    Description

         99.1                       Statement to Certificateholders
                                    Relating to February, 1997,
                                    Distributions to Holders of Block
                                    Mortgage Finance Asset Backed
                                    Certificates, Series 1997-1









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